Memorandum of Understanding

Between

Halifax Language Institute of Canada ("HLIC")
Halifax, Nova Scotia, Canada

-and -

Farvison Education Group Inc. ("Farvision")
Toronto, Ontario, Canada

HLIC is an ESL School in Halifax, NS. It was founded in 2012. It is accredited by Languages Canada. It has signed EAP Pathway agreements with Lakehead U, Wilfrid Laurier U, Toronto Film School-Yorkville U, St Lawrence College, Georgian College, Algonquin College, Acadia U, Mount Saint Vincent U, St Mary's U, St Francis Xavier U, NCAD U, NSCC, NBCC, UPEI, Bishop's U, U of Regina, etc.

Farvision is an education management and investments company, duly incorporated in Canada under Federal laws. It has the following majority owned/affiliated institutions in Canada:

- Max the Mutt College of Animation, Art and Design, Toronto
- Conbridge College of Business and Technology, Toronto
- Toronto Economical Management College, Toronto
- Lowell Academy, Toronto
- Toronto High School, Toronto
- Toronto Art Academy, Toronto
- Dorset College, Vancouver
-

HLIC and Farvision agree to explore strategic partnerships in international education initiatives to the betterment of each.

They will draw upon their resources in order to promote international education initiatives and activities of mutual interest. which may include but are not limited to the following:

1. To develop partnerships with Canadian universities and public colleges
2. Joint recruitment of international students.
3. Joint offering of some programs in Toronto and Halifax.
4. To set up HLIC branch campus in Toronto.
5. To set up a private career college in Halifax
6. Joint offering of some programs in China and other Asian countries.
7. Transfer of students between campuses
8. Student/Faculty exchange.
9. Other opportunities of professional pursuit.

This Memorandum of Understanding will be effective the date of this agreement is signed. The agreement is renewable based upon mutual consent of the partners on or before January 28, 2023

For and on behalf of Halifax Language Institute of Canada

Hong Wang

Dr Hong Wang

Jan. 28, 2021

Date

For and on behalf of Farvision Education Group Inc.

Kenneth Chan

Jan 28. 2021

Date